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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

RTW, Inc.

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-25508	41-1440870

(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN 55437
(Address of principal executive offices and Zip Code)

(952) 893-0403
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Section 2 – Financial Information
Item 2.02 – Results of Operations and Financial Condition

     On October 27, 2004, RTW, Inc. issued a press release entitled “RTW, Inc. Reports Eleventh Consecutive Profitable Quarter” announcing the results for the three and nine months ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, nor may it be deemed incoporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 8 – Other Events
Item 8.01 – Other Events

     On October 28, 2004, RTW, Inc. issued a press release entitled “RTW To Provide Its Proprietary Solutions To Midwest Insurance Company In Minnesota.” The full text of the press release is filed herewith as Exhibit 99.2.

     The information provided pursuant to Item 8.01 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, nor may it be deemed incoporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 27, 2004, entitled “RTW, Inc. Reports Eleventh Consecutive Profitable Quarter.”

99.2	Press Release dated October 28, 2004, entitled “RTW To Provide Its Proprietary Solutions To Midwest Insurance Company In Minnesota.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: October 29, 2004	By /s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)